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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K



                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                    The Securities and Exchange Act of 1934


                       Date of Report: February 19, 1997


                                 ACORDIA, INC.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


                                    1-11446
                           (Commission File Number)


                                   31-127880
                     (IRS Employer Identification Number)

                              120 Monument Circle
                          Indianapolis, Indiana 46204
             (Address of principal executive offices and zip code)

                                (317) 488-6666
             (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

        On February 6, 1997, the registrant issued a News Release in which the Board of Directors of the registrant announced that its review of the 1997 business plan has led to a decision to undertake a strategic review to access the changes occurring in the health care industry and the potential implications of those changes on the registrant's relationship with its majority stockholder, Anthem Insurance Companies, Inc. ("Anthem"). The registrant's Board has been informed by Anthem that Anthem is similarly undertaking its own strategic review, which includes an analysis of its business relationship with and investment in the registrant. Anthem further informed the registrant that Anthem has retained Credit Suisse First Boston to assist Anthem in this analysis.

        The registrant's Board has created a special committee made up of all of the independent members of the Board who are unaffiliated with Anthem or registrant's management to evaluate any proposals made by or involving Anthem. The special committee has been empowered to retain such financial or other advisors as are necessary to assist it in that responsiblity. John C. Crane, Chairman of the registrant's Audit and Finance Committee, will chair the special committee. The registrant, through the special committee and management, has agreed to cooperate with Anthem and its advisors.

        Anthem has informed the registrant that no decision has as yet been made by Anthem as to which, if any, changes it believes should be made with respect to its business relationship with and investment in the registrant. As part of the reevaluation process, Credit Suisse First Boston has been asked to explore the possible sale of the registrant's property and casualty brokerage business and the possible reorganization of the registrant's health business.

        A copy of that News Release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits
                --------

Exhibit No.           Description
-----------           -----------

   99.1               News Release of the registrant dated February 6, 1997.
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ACORDIA, INC.



                                                /S/ Keith A. Maib
                                                -----------------
                                                Keith A. Maib
                                                Executive Vice President and
                                                Chief Financial Officer



Date: February 19, 1997

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                                 EXHIBIT INDEX


Exhibit No.                       Description                  Page No.
-----------                       -----------                  --------

    99.1                          News Release of the             5
                                  registrant dated
                                  February 6, 1997